HIGHLAND FUNDS II

(the “Trust”)

	Class A	Class C	Class R	Class Y
Highland Fixed Income Fund	HFBAX	HFBCX	HFBRX	HFBYX
Highland Tax-Exempt Fund	HTXAX	HTXCX	-----------	HTXYX

(each a “Fund” and collectively, the “Funds”)

Supplement dated August 27, 2014 to the Statement of Additional Information (the “SAI”) for the Funds dated February 1, 2014, as supplemented and amended from time to time.

At a board meeting held on June 5-6, 2014, the Board of Trustees of the Trust approved a new sub-adviser for Highland Fixed Income Fund (“Fixed Income Fund”) and Highland Tax-Exempt Fund (“Tax-Exempt Fund”). Accordingly, effective August 1, 2014, all references in the SAI to Michael J. Caufield, William M. Healey and Mark H. Johnson are hereby deleted in their entirety.

Effective August 1, 2014, the third paragraph in the section entitled “Investment Strategies and Risks” on page 3 of the SAI is hereby deleted in its entirety and replaced with the following:

Highland Capital Management Fund Advisors L.P. (formerly, “Pyxis Capital, L.P.”) (“HCMFA”) is the investment adviser to the Funds. GE Asset Management Incorporated (“GEAM”) is the investment sub-adviser for Premier Growth Equity Fund and Total Return Fund. First Foundation Advisors (“FFA”) is the investment sub-adviser for the Fixed Income Fund and Tax-Exempt Fund. Brookmont Capital Management, LLC (“Brookmont”) is the investment sub-adviser for the Dividend Equity Fund. Palisade Capital Management, L.L.C. (“Palisade”) is the investment sub-adviser for the Small-Cap Equity Fund. GEAM, FFA, Brookmont and Palisade are each a “Sub-Adviser” and are collectively the “Sub-Advisers.”

Effective August 1, 2014, the first paragraph in the section entitled “Management of the Trust-Investment Sub-Advisers” on page 48 of the SAI is hereby deleted in its entirety and replaced with the following:

Each Advisory Agreement permits HCMFA, subject to the approval of the Board and other applicable legal requirements, to enter into any advisory or sub-advisory agreement with affiliated or unaffiliated entities whereby such entity would perform some or all of HCMFA’s responsibilities under the Investment Advisory Agreement. In this event, HCMFA remains responsible for ensuring that these entities perform the services that each undertakes pursuant to a sub-advisory agreement. HCMFA has engaged GEAM to manage each of the Premier Growth Equity Fund and Total Return Fund. HCMFA has engaged FFA to manage each of the Fixed Income Fund and Tax-Exempt Fund. HCMFA has engaged Brookmont to manage the Dividend Equity Fund and Palisade to manage the Small-Cap Equity Fund.

Effective August 1, 2014, the references to the Fixed Income Fund and Tax-Exempt Fund in the subadvisory fee rate table in the section entitled “Management of the Trust-Investment Sub-Advisers-GEAM” beginning on page 48 of the SAI are hereby deleted in their entirety.

Effective August 1, 2014, the section entitled “Management of the Trust-Investment Sub-Advisers” beginning on page 48 of the SAI is hereby supplemented with the following.

FFA

FFA is registered as an investment adviser under the Advisers Act. FFA is a wholly owned subsidiary of First Foundation Inc. FFA’s principal office address is 18101 Von Karman Ave., Ste 700, Irvine, CA 92612. FFA is entitled to receive from HCMFA a monthly fee, computed and accrued daily, at the annual rate of 0.15% of the Average Daily Managed Assets of the Fixed Income Fund and at the annual rate of 0.175% of the Average Daily Managed Assets of the Tax-Exempt Fund. As of March 31, 2014, FFA had approximately $2,797.6 million of assets under management.

Effective August 1, 2014, the section entitled “Management of the Trust-Investment Sub-Advisers-Sub-Advisory Agreements” on page 49 of the SAI is hereby deleted in its entirety and replaced with the following:

Sub-Advisory Agreements

Each respective Sub-Advisory Agreement with each of Brookmont, FFA, GEAM and Palisade is not assignable. The Palisade Sub-Advisory Agreement may be terminated without penalty by either the Sub-Adviser or HCMFA upon 60 days’ written notice to the other or by the Board, or by the vote of a majority of the outstanding voting securities of Small-Cap Equity Fund, on 60 days’ written notice to Palisade. HCMFA may also terminate the Palisade Sub-Advisory Agreement if Palisade becomes unable to discharge its duties and obligations under the Palisade Sub-Advisory Agreement. Each of the GEAM Sub-Advisory Agreements may be terminated (i) at any time by the vote of the Board, or by the vote of a majority of the outstanding voting securities of the relevant Fund, (ii) by either GEAM or HCMFA upon 60 days’ written notice to the other, (iii) by HCMFA upon the material breach by GEAM of any of the representations and warranties set forth in the respective GEAM Sub-Advisory Agreement, and (iv) by HCMFA if GEAM becomes unable to discharge its duties and obligations under the respective GEAM Sub-Advisory Agreement. The Brookmont Sub-Advisory Agreement may be terminated at any time by a vote of the Board, or by the vote of a majority of the outstanding voting securities of Dividend Equity Fund, or by either Brookmont or HCMFA, in each case on not more than 60 days’ nor less than 30 days’ prior written notice to the other. The FFA Sub-Advisory Agreement may be terminated (i) at any time, without payment of any penalty, by vote of the Trust’s Board of Trustees, or by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fixed Income Fund or Tax-Exempt Fund, as applicable, or (ii) by the Adviser or by FFA, in each case on not more than 60 days’ nor less than 30 days’ prior written notice to the other party. Each Sub-Advisory Agreement provides that the respective Sub-Adviser may render similar sub-advisory services to other clients so long as the services that it provides under the Agreement are not impaired thereby. Each Sub-Advisory Agreement also provides that a Sub-Adviser shall not be liable for any loss incurred by the Fund except (a) for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations and duties under the respective Sub-Advisory Agreement; and (b) as otherwise provided for in the respective Sub-Advisory Agreement.

Effective August 1, 2014, the section entitled “Management of the Trust-Portfolio Managers-Other Accounts Managed and Ownership of Securities” beginning on page 50 of the SAI is hereby supplemented with the following: 1

Fund/Portfolio Manager	Other Registered Investment Companies[1]	Other Pooled Investment Vehicles	Other Accounts[1]	Dollar Range of Fund Securities Owned
Fixed Income Fund

John Hakopian	None	One Pooled Investment Vehicle with $5.0 million in total assets managed for which the fee is based on the performance of the Vehicle.	150 Other Accounts with $256.1 million in total assets managed.[2]	None

Susan Riechel	None	None	12 Other Accounts with $8.5 million in total assets managed.[2]	None

Fund/Portfolio Manager	Other Registered Investment Companies[1]	Other Pooled Investment Vehicles	Other Accounts[1]	Dollar Range of Fund Securities Owned
Tax-Exempt Fund

John Hakopian	None	One Pooled Investment Vehicle with $5.0 million in total assets managed for which the fee is based on the performance of the Vehicle.	150 Other Accounts with $256.1 million in total assets managed.[2]	None

Susan Riechel	None	None	12 Other Accounts with $8.5 million in total assets managed.[2]	None

[1]	Information is as of August 1, 2014.
[2]	Asset amounts include only the portion of each account’s total assets for which the identified portfolio manager is primarily responsible for the day-to-day management.

Effective August 1, 2014, the section entitled “Management of the Trust-Conflicts of Interest-HCMFA, Brookmont, GEAM and Palisade” beginning on page 51 of the SAI is hereby supplemented with the following:

Conflicts of Interest – HCMFA, Brookmont, GEAM, Palisade and FFA

FFA

FFA’s clients generally include individuals, pension and profit sharing plans, business entities, trusts, estates and charitable organizations. In addition, FFA may serve as a sub-adviser to a registered investment company.

To the extent that FFA provides investment management services to its clients, the transactions for each client account generally will be effected independently, unless FFA decides to purchase or sell the same securities for several clients at approximately the same time. FFA may (but is not obligated to) combine or “bunch” such orders to obtain best execution, to negotiate more favorable commission rates or to allocate equitably among FFA’s clients differences in prices and commissions or other transaction costs that might have been obtained had such orders been placed independently. Under this procedure, transactions will be averaged as to price and will be allocated among FFA’s clients in proportion to the purchase and sale orders placed for each client account on any given day.

Factors that FFA considers in using a particular broker-dealer include historical relationship with FFA, financial strength, reputation, execution, pricing, research and service. In return for effecting securities transactions through a designated broker-dealer, FFA may receive through its relationship certain investment research products or services which assist FFA in its investment decision making process for the client pursuant to Section 28(e) of the Securities Exchange Act of 1934 (generally referred to as a “soft dollar” arrangement). Although the commissions paid by FFA’s clients shall comply with FFA’s duty to obtain best execution, a client may pay a commission that is higher than another qualified broker-dealer might charge to effect the same transaction where FFA determines, in good faith, that the commission is reasonable in relation to the value of the brokerage and research services received. In seeking best execution, the determinative factor is not the lowest possible cost, but whether the transaction represents the best qualitative execution, taking into consideration the full range of broker-dealer services, including the value of research provided, execution capability, commission rates and responsiveness. Accordingly, although FFA will seek competitive rates, it may not necessarily obtain the lowest possible commission rates for client account transactions. Although the investment research products or services that may be obtained by FFA will generally be used to service all of FFA’s clients, a brokerage commission paid by a specific client may be used to pay for research that is not used in managing that specific client’s account.

FFA and/or representatives of FFA may buy or sell securities that are also recommended to clients. This practice may create a situation where FFA and/or representatives of FFA are in a position to materially benefit from the sale or purchase of those securities. Therefore, this situation creates a potential conflict of interest. Practices such as “scalping” (i.e., a practice whereby the owner of shares of a security recommends that security for investment and then immediately sells it at a profit upon the rise in the market price which follows the recommendation) could take place if FFA did not have adequate policies in place to detect such activities. In addition, this requirement can help detect insider trading, “front-running” (i.e., personal trades executed prior to those of the Fund(s)) and other potentially abusive practices. FFA has a personal securities transaction policy in place to monitor the personal securities transactions and securities holdings of each of FFA’s “Access Persons,” as defined under Section 204A of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder.

Effective August 1, 2014, the first paragraph of the section entitled “Management of the Trust-Portfolio Managers-Compensation” on page 53 of the SAI is hereby deleted in its entirety and replaced with the following:

Set forth below are descriptions of the structure of and methods used to determine, portfolio manager compensation at HCMFA, Brookmont, GEAM, FFA and Palisade.

Effective August 1, 2014, the section entitled “Management of the Trust-Portfolio Managers-Compensation” beginning on page 53 of the SAI is hereby supplemented with the following:

FFA

As President of FFA, the compensation for Mr. Hakopian consists of base salary and bonus, which is paid in recognition of attaining certain personal and corporate objectives. The bonus may include cash and/or stock based compensation.

Ms. Riechel receives a base salary and bonus, which is paid in recognition of attaining certain personal and corporate objectives. The bonus is paid in cash.

All eligible employees can participate in First Foundation Inc.’s 401(k) plan, group life, health and disability plans.

Effective August 1, 2014, the third paragraph of the section entitled “Management of the Trust-Portfolio Managers-Proxy Voting Policy and Procedures” on page 56 of the SAI is hereby deleted in its entirety and replaced with the following:

The HCMFA and HCM proxy voting policy is attached as Appendix B. Brookmont’s proxy voting policy is attached as Appendix C, GEAM’s proxy voting policy is attached as Appendix D, Palisade’s proxy voting policy is attached as Appendix E and FFA’s proxy voting policy is attached as Appendix F.

Effective August 1, 2014, the following language is added to the SAI as Appendix F:

Appendix F

Proxy Voting Policy of FFA

In accordance with the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”), First Foundation Advisors (“FFA”) has adopted the following proxy voting policy with respect to those assets for which a client has vested FFA with discretionary investment management authority (the “assets”).

FFA’s Policy

Unless a client directs otherwise, in writing, FFA shall be responsible for: (1) directing the manner in which proxies solicited by issuers of securities beneficially owned by the client shall be voted, and (2)

making all elections relative to any mergers, acquisitions, and tender offers. However, the client shall maintain exclusive responsibility for all legal proceedings or other type events pertaining to the assets, including, but not limited to, class action lawsuits. FFA and/or the client shall correspondingly instruct each custodian of the assets to forward to FFA copies of all proxies and shareholder communications relating to the assets. Absent mitigating circumstances and/or conflicts of interest (to the extent any such circumstance or conflict is presented, if ever, information pertaining to how FFA addressed any such circumstance or conflict shall be maintained by FFA - see examples below), it is FFA’s general policy to vote proxies consistent with the recommendation of the senior management of the issuer. FFA shall monitor corporate actions of individual issuers and investment companies consistent with FFA’s fiduciary duty to vote proxies in the best interests of its clients. With respect to individual issuers, FFA may be solicited to vote on matters including corporate governance, adoption or amendments to compensation plans (including stock options), and matters involving social issues and corporate responsibility. With respect to investment companies (e.g., mutual funds), FFA may be solicited to vote on matters including the approval of advisory contracts, distribution plans, and mergers. FFA shall maintain records pertaining to proxy voting as required pursuant to Rule 204-2 (c)(2) under the Advisers Act.

Copies of Rules 206(4)-6 and 204-2(c)(2) are available upon written request. In addition, information pertaining to how FFA voted on any specific proxy issue is also available upon written request. Any questions regarding FFA’s proxy voting policy shall be directed to Greg Bruce, Chief Compliance Officer of FFA.

Mitigating Circumstances/Conflicts of Interest

The following are examples of mitigating circumstances and/or conflicts of interest: (1) an adviser or its affiliate may manage a pension plan, administer employee benefit plans, or provide brokerage, underwriting, insurance, or banking services to a company whose management is soliciting proxies; (2) an adviser may have business or personal relationships with participants in proxy contests, corporate directors, or candidates for directorships, etc.; (3) an adviser has a business relationship not with the company but with a proponent of a proxy proposal that may affect how it casts votes on client securities; and (4) senior management’s recommendation, in the opinion of FFA, is not in the best interests of the client.

Implementation/Adoption

Greg Bruce, Chief Compliance Officer, or his designee shall be primarily responsible for determining how client proxies are voted and recording how FFA addressed any mitigating circumstance or conflict of interest. Mr. Bruce shall be primarily responsible for the ongoing review and evaluation of FFA’s proxy voting policy and corresponding compliance with the requirements of Rules 206(4)-6 and 204-2(c)(2).

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SAI FOR FUTURE REFERENCE.

HFII-SUP-8/27/14